Exhibit 99.3

Silver Spike Investment Corp. Acquisition of Loan Portfolio from Chicago Atlantic February 20, 2024

2 SILVER SPIKE INVESTMENT CORP. ©2024 All Rights Reserved DISCLAIMERS AND FORWARD - LOOKING STATEMENTS The information contained in this presentation should be viewed in conjunction with the conference call of Silver Spike Investment Corp . (“Silver Spike” or the “Company”) (NASDAQ : SSIC) held on February 20 , 2024 regarding Silver Spike’s definitive agreement with Chicago Atlantic Loan Portfolio, LLC (“CALP”) to purchase from CALP a portfolio of loans in exchange for newly issued shares of Silver Spike, subject to certain stockholder approvals and customary closing conditions (the “Loan Portfolio Acquisition”) . The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company . Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Silver Spike or as legal, accounting or tax advice . An investment in securities of the type described herein presents certain risks . Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance . Certain information contained herein has been derived from sources prepared by third parties . While such information is believed to be reliable for the purposes used herein, we make no representation or warranty with respect to the accuracy of such information . The information contained in this presentation is summary information that is intended to be considered in the context of other public announcements that we may make, by press release or otherwise, from time to time . We undertake no duty or obligation to publicly update or revise the information contained in this presentation, except as required by law . These materials contain information about Silver Spike, certain of its personnel and affiliates and its historical performance . You should not view information related to the past performance of Silver Spike as indicative of Silver Spike’s future results, the achievement of which cannot be assured . Past performance does not guarantee future results, which may vary. The value of investments and the income derived from inve stm ents will fluctuate and can go down as well as up. A loss of principal may occur. Forward - Looking Statements Some of the statements in this communication constitute forward - looking statements because they relate to future events, future performance or financial condition of the Company or the Loan Portfolio Acquisition . The forward - looking statements may include statements as to : future operating results of the Company and distribution projections ; business prospects of the Company and the prospects of its portfolio companies ; and the impact of the investments that the Company expects to make . In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward - looking statements, although not all forward - looking statements include these words . The forward - looking statements contained in this communication involve risks and uncertainties . Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Loan Portfolio Acquisition closing ; (ii) the ability to realize the anticipated benefits of the Loan Portfolio Acquisition ; (iii) the percentage of Company stockholders voting in favor of the proposals submitted for their approval ; (iv) the possibility that competing offers or acquisition proposals will be made ; (v) the possibility that any or all of the various conditions to the consummation of the Loan Portfolio Acquisition may not be satisfied or waived ; (vi) risks related to diverting management’s attention from ongoing business operations ; (vii) the risk that stockholder litigation in connection with the Loan Portfolio Acquisition may result in significant costs of defense and liability ; (viii) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates ; (ix) risks associated with possible disruption in the operations of the Company or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine), natural disasters or global health pandemics, such as the COVID - 19 pandemic ; (x) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) ; (xi) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of the Company’s assets ; (xii) elevating levels of inflation, and its impact on the Company, on its portfolio companies and on the industries in which it invests ; (xiii) the Company’s plans, expectations, objectives and intentions, as a result of the Loan Portfolio Acquisition ; (xiv) the future operating results and net investment income projections of the Company ; (xv) the ability of the Adviser to locate suitable investments for the Company and to monitor and administer its investments ; (xvi) the ability of the Adviser or its affiliates to attract and retain highly talented professionals ; (xvii) the business prospects of the Company and the prospects of its portfolio companies ; (xviii) the impact of the investments that the Company expects to make ; (xix) the expected financings and investments and additional leverage that the Company may seek to incur in the future ; (xx) conditions in the Company’s operating areas, particularly with respect to business development companies or regulated investment companies ; (xxi) the ability of CALP to obtain the necessary consents for, or otherwise identify and obtain additional loans for including in the CALP Loan Portfolio ; (xxii) the regulatory requirements applicable to the transaction and any changes to the transaction necessary to comply with such requirements ; (xxiii) the satisfaction or waiver of the conditions to the consummation of the transaction, and the possibility in that in connection that the closing will not occur or that it will be significantly delayed ; (xxiv) the realization generally of the anticipated benefits of the Loan Portfolio Acquisition and the possibility that the Company will not realize those benefits, in part or at all ; (xxv) the performance of the loans included in the CALP Loan Portfolio, and the possibility of defects or deficiencies in such loans notwithstanding the diligence performed by the Company and its advisors ; (xxvi) the ability of the Company to realize cost savings and other management efficiencies in connection with the transaction as anticipated ; (xxvii) the reaction of the trading markets to the transaction and the possibility that a more liquid market or more extensive analyst coverage will not develop for the Company as anticipated ; (xxviii) the reaction of the financial markets to the transaction and the possibility that the Company will not be able to raise capital as anticipated ; (xxix) the diversion of management’s attention from the Company’s ongoing business operations ; (xxx) the risk of stockholder litigation in connection with the transaction ; (xxxi) the strategic, business, economic, financial, political and governmental risks and other risk factors affecting the business of the Company and the companies in which it is invested as described in the Company’s public filings with the SEC ; and (xxxii) other considerations that may be disclosed from time to time in the Company’s publicly disseminated documents and filings . The Company has based the forward - looking statements included in this communication on information available to it on the date of this communication, and it assumes no obligation to update any such forward - looking statements . Although the Company undertakes no obligation to revise or update any forward - looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that the Company may make directly to you or through reports that the Company in the future may file with the SEC, including the Joint Proxy Statement/Prospectus (as defined below), annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K . Additional Information and Where to Find It This communication relates to a proposed business combination involving the Company and CALP, along with the related proposals for which stockholder approval will be sought . In connection with the proposals, the Company intends to file relevant materials with the SEC, including a registration statement on Form N - 14 , which will include a proxy statement and a prospectus of the Company (the “Joint Proxy Statement/Prospectus”) . This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE LOAN PORTFOLIO ACQUISITION AND THE PROPOSALS . Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, www . sec . gov, or from the Company’s website at ssic . silverspikecap . com . Participants in the Solicitation The Company and its directors, executive officers and certain other members of management and employees of the Adviser and its affiliates may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Loan Portfolio Acquisition . Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company stockholders in connection with the Loan Portfolio Acquisition will be contained in the Joint Proxy Statement/Prospectus when such document becomes available . This document may be obtained free of charge from the sources indicated above . No Offer or Solicitation This communication is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in the Company or in any fund or other investment vehicle managed by the Adviser or any of its affiliates .

3 SILVER SPIKE INVESTMENT CORP. ©2024 All Rights Reserved Benefits to Shareholders T HE L OAN P ORTFOLIO A CQUISITION WAS UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS OF S ILVER S PIKE I NVESTMENT C ORP . UPON THE RECOMMENDATION OF ITS SPECIAL COMMITTEE CONSISTING SOLELY OF INDEPENDENT DIRECTORS I NCREASED S CALE AND L IQUIDITY E NHANCED P ORTFOLIO D IVERSIFICATION E XPECTED I MPROVED A CCESS TO D EBT AND E QUITY C APITAL A CCRETIVE TO N ET I NVESTMENT I NCOME (NII)

Loan Portfolio Acquisition Summary

Loan Portfolio Acquisition Structure	• Silver Spike Investment Corp. ("Silver Spike" or the "Company") to purchase from Chicago Atlantic Loan Portfolio, LLC ("CALP") a portfolio of loans (the "CALP Loan Portfolio") in exchange for newly issued shares of Silver Spike with a net asset value[1] equal to the value of the CALP Loan Portfolio (the "Loan Portfolio Acquisition"). • As of January 1, 2024, the CALP Loan Portfolio comprised 24 loans with an aggregate value of approximately $130 million. CALP has agreed to use reasonable best efforts to add 4 loans with an aggregate value of approximately $43 million (the "Additional CALP Loans") to the CALP Loan Portfolio prior to the closing of the Loan Portfolio Acquisition. Silver Spike and CALP may also agree to the addition of other loans to the CALP Loan Portfolio prior to the closing of the Loan Portfolio Acquisition. The addition of certain loans to the CALP Loan Portfolio requires third-party consents, and/or such loans may need to be acquired by CALP, and there can be no assurance that any additional loans will be added to the CALP Loan Portfolio prior to the closing of the Loan Portfolio Acquisition. Certain loans may also be removed from the CALP Loan Portfolio upon the agreement of Silver Spike and CALP, or upon the repayment of the loans. Unless otherwise noted, the pro-forma information presented herein is based on Silver Spike data as of September 30, 2023 and CALP Loan Portfolio data as of January 1, 2024.[1]
Pro Forma Balance Sheet / Portfolio	• Pro forma net assets of approximately $213mm[2], including approximately $187mm of portfolio investments across 27 portfolio companies and approximately $25mm of cash. • Following the Loan Portfolio Acquisition, CALP is expected to own a majority of the Company's common stock. • The Company expects to have the ability to add prudent leverage following the Loan Portfolio Acquisition given the pro forma investment portfolio. • Approximately 19.1% pro forma combined gross weighted-average YTM of loans.[3] • All loans in the CALP Loan Portfolio are expected to be 1st lien and accruing loans. • The existing Silver Spike officers will continue to be a part of Silver Spike's management team following the Loan Portfolio Acquisition.
Expected Timing	• Anticipated closing in mid-2024, subject to satisfaction of customary closing conditions.

1. Silver Spike data as of 9/30/23 includes one loan with a value of $4.1mm that was repaid in Q4 2023.
2. Net of estimated expenses related to the Loan Portfolio Acquisition..
3. Estimated Yield to Maturity ("YTM") includes a variety of fees and features that affect the total yield, which may include, but are not limited to, original issue discount ("OID"), exit fees, prepayment fees, unused fees, and contingent features. The estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing and collectability of exit fees, the probability and timing of prepayments, and the probability of contingent features occurring. We have not assumed any prepayment penalties or early payoffs in our YTM calculations. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions. For floating rate loans, future Prime Rates are assumed to be equal to the Prime Rate applicable to the current interest payment period. Weighted average YTM of loans is gross of expenses, excludes cash holdings, and is calculated. using the values of the Silver Spike investments as of 9/30/23 and the values of the CALP Loan Portfolio investments as of 1/1/24. The weighted average YTM of loans would be lower if the calculation reflected expenses and cash holdings.

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5 SILVER SPIKE INVESTMENT CORP. ©2024 All Rights Reserved Investment Adviser Transaction Upon closing of the Joint Venture, Silver Spike would be renamed Chicago Atlantic BDC, Inc., and SSC would be renamed Chicago Atlantic BDC Advisers, LLC. In a separate transaction, Silver Spike Capital, LLC (“SSC” or the “Adviser”), the investment adviser of Silver Spike, entered into a definitive agreement with Chicago Atlantic BDC Holdings, LLC (together with its affiliates, “Chicago Atlantic”), the investment adviser of CALP, pursuant to which a joint venture between Chicago Atlantic and SSC would be created to combine and jointly operate SSC’s, and a portion of Chicago Atlantic’s, investment management businesses, subject to certain Company stockholder approvals and customary closing conditions (the “Joint Venture”). The board of directors of Silver Spike (the “Board”), upon the recommendation of its special committee consisting solely of independent directors, unanimously approved a new investment advisory agreement with SSC to take into account the Joint Venture, subject to Company stockholder approval (as the Joint Venture would result in a change in control that would cause the automatic termination of the existing investment advisory agreement by its terms). The new investment advisory agreement is identical in all material respects to the existing investment advisory agreement.

Loan Portfolio Acquisition Rationale

INCREASED SCALE AND LIQUIDITY	• The Loan Portfolio Acquisition would increase Silver Spike's net assets from less than $100mm to approximately $213mm.[1] • The increased market capitalization of Silver Spike following the Loan Portfolio Acquisition is anticipated to result in broader equity research coverage, greater trading liquidity, and the potential for increased institutional ownership of Silver Spike.
ENHANCED PORTFOLIO DIVERSIFICATION	• The Loan Portfolio Acquisition would reduce the sector concentration of Silver Spike's investment portfolio, as Silver Spike would acquire loans to both cannabis and non-cannabis companies consistent with its broadened investment strategy. The Loan Portfolio Acquisition would reduce Silver Spike's investments in cannabis companies from 100% to approximately 71% of the net assets of Silver Spike's investment portfolio (excluding cash and cash equivalents). • The Loan Portfolio Acquisition would increase the number of portfolio companies from 6 to approximately 27, and reduce the average position size from approximately 17% to approximately 3% of the net assets of Silver Spike's investment portfolio (excluding cash and cash equivalents). • All loans in the CALP Loan Portfolio are expected to be 1st lien and accruing loans, and are expected to have credit quality similar to that of Silver Spike's current investment portfolio. • The Loan Portfolio Acquisition is expected to provide Silver Spike with an investment return profile that is generally comparable to the return profile of its current investment portfolio. The CALP Loan Portfolio is expected to have a gross weighted-average YTM of approximately 19.5%.[2]
IMPROVED ACCESS TO DEBT AND EQUITY CAPITAL MARKETS	• The Loan Portfolio Acquisition is expected to provide Silver Spike with improved access to more sources of debt capital, and better opportunities for future equity raises.
ACCRETIVE TO NET INVESTMENT INCOME (NII)	• The Loan Portfolio Acquisition is expected to be accretive to Silver Spike's NII. This accretion is expected to be driven by the larger size of the investment portfolio and a lower ratio of operating expenses excluding investment advisory fees over the net assets of the Company following the Loan Portfolio Acquisition.

1. Net of estimated expenses related to the Loan Portfolio Acquisition.
2. Based on CALP Loan Portfolio data as of 1/1/24. Estimated Yield to Maturity ("YTM") includes a variety of fees and features that affect the total yield, which may include, but are not limited to, original issue discount ("OID"), exit fees, prepayment fees, unused fees, and contingent features. The estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing and collectability of exit fees, the probability and timing of prepayments, and the probability of contingent features occurring. We have not assumed any prepayment penalties or early payoffs in our YTM calculations. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions. For floating rate loans, future Prime Rates are assumed to be equal to the Prime Rate applicable to the current interest payment period. Weighted average YTM of loans is gross of expenses, excludes cash holdings, and is calculated using the values of the Silver Spike investments as of 9/30/23 and the values of the CALP Loan Portfolio investments as of 1/1/24. . The weighted average YTM of loans would be lower if the calculation reflected expenses and cash holdings.

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CALP Loan Portfolio Overview

CALP Loan Portfolio Characteristics *(at fair value as of 1/1/24)*	
$130mm *Total Investments*	**23** *Portfolio Companies*
19.5% *Gross Weighted Avg Yield to Maturity of Loans*[1]	**1.9 Years** *Weighted Avg Tenor*
100% *Senior Secured Debt*	**0%** *Non-accruals*

Portfolio Sector Composition[2]



59%
8%
15%
6%
7%
2%
3%
Cannabis
Consumer Discretionary
Financials
Healthcare
Industrials
Information Technology
Real Estate

Fixed vs. Floating Rate



27%
73%
Fixed
Floating

1. Estimated Yield to Maturity ("YTM") includes a variety of fees and features that affect the total yield, which may include, but are not limited to, original issue discount ("OID"), exit fees, prepayment fees, unused fees, and contingent features. The estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing and collectability of exit fees, the probability and timing of prepayments, and the probability of contingent features occurring. We have not assumed any prepayment penalties or early payoffs in our YTM calculations. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions. For floating rate loans, future Prime Rates are assumed to be equal to the Prime Rate applicable to the current interest payment period. Weighted average YTM of loans is gross of expenses, excludes cash holdings, and is calculated using the values of the Silver Spike investments as of 9/30/23 and the values of the CALP Loan Portfolio investments as of 1/1/24. The weighted average YTM of loans would be lower if the calculation reflected expenses and cash holdings.
2. Sectors follow GICS Sector categorizations.

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Loan Portfolio Acquisition Significantly Increases Silver Spike's Scale

PRO FORMA NET ASSET VALUE WILL INCREASE FROM LESS THAN $100MM TO APPROXIMATELY $213MM[1]

Externally-Managed and Publicly Traded BDCs with Approximately $500mm or Less of Net Asset Value

(in $, millions)



Net Asset Value
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Post-Loan Portfolio Acquisition
ICMB
Silver Spike (Current)
LRFC
GECC
OXSQ
OFS
MRCC
Silver Spike (Pro Forma)
PTMN
BKCC
SCM
WHF
HRZN
SAR
TPVG
GLAD
GAIN
PNNT

Excludes CLO-focused BDCs. Net asset values are from SEC filings as of 9/30/23 (except for SAR, which is as of 11/30/23). Net asset value for Silver Spike (Current) is as of 9/30/23. Net asset value for Silver Spike (Pro Forma) includes the net assets of Silver Spike as of 9/30/23 and the net assets of the CALP Loan Portfolio as of 1/1/24, net of estimated expenses related to the Loan Portfolio Acquisition. The increase in net asset value from Silver Spike (Current) to Silver Spike (Pro Forma) is net of estimated expenses related to the Loan Portfolio Acquisition.

1. Net of estimated expenses related to the Loan Portfolio Acquisition..

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9 SILVER SPIKE INVESTMENT CORP. ©2024 All Rights Reserved 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 ICMB Silver Spike (Current) LRFC GECC OXSQ OFS MRCC PTMN BKCC SCM WHF HRZN SAR TPVG GLAD GAIN PNNT 1 Month Avg Daily Trading Volumes (Shares in mm) BDCs < $200mm Net Asset Value BDCs between $200mm & $500mm Net Asset Value Potential for Improved Liquidity Externally - Managed and Publicly Traded BDCs with Approximately $500mm or Less of Net Asset Value Significant increase in average daily trading volumes for larger BDCs # of Analysts Covering BDC 2 2 1 3 1 2 5 2 2 7 6 8 8 8 5 5 9 L ARGER BDC S T YPICALLY E XPERIENCE H IGHER T RADING V OLUMES Excludes CLO - focused BDCs . Net asset values are from SEC filings as of 9/30/23 (except for SAR, which is as of 11/30/23). 1 month daily average tradin g v olumes as of 1/19/24 and number of analysts covering the BDCs as of 2/11/24 are from Factset and S&P Capital IQ. There can be no assurance that any larger scale achieved by Silver Spike will result in increased trading volume.

Pro Forma Portfolio Yield

PRO FORMA COMBINED PROJECTED 19.1% GROSS WEIGHTED-AVERAGE YTM OF LOANS[1] IS GREATER THAN THE AVERAGE PORTFOLIO YIELD OF 13.4% OF BDCS WITH NET ASSET VALUE OF APPROXIMATELY $500MM OR LESS

Externally-Managed and Publicly Traded BDCs with Approximately $500mm or Less of Net Asset Value



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Gross Portfolio Yield
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
Debt to Equity
ICMB
Silver Spike (Current)
LRFC
GECC
OXSQ
OFS
MRCC
Silver Spike (Pro Forma)
PTMN
BKCC
SCM
WHF
HRZN
SAR
TPVG
GLAD
GAIN
PNNT
BDC Yield (LHS)
Avg BDC Yield (LHS)
Net Debt to Equity (RHS)

1st Lien Loans as % of Portfolio

88%	100%	65%	64%	29%	41%	80%	100%	84%	85%	86%	80%	93%	85%	73%	56%	53%	15%

Excludes CLO-focused BDCs. Net asset values are from SEC filings as of 9/30/23 (except for SAR, which is as of 11/30/23). Silver Spike (Current) data are from 9/30/23 and Silver Spike (Pro Forma) data are pro forma estimates based on Silver Spike data as of 9/30/23 and CALP Loan Portfolio data as of 1/1/24. BDC yields, debt to equity and percentage invested in 1st Lien Loans are from Ladenburg Thalmann, as of 12/6/23.

1. Estimated Yield to Maturity ("YTM") includes a variety of fees and features that affect the total yield, which may include, but are not limited to, original issue discount ("OID"), exit fees, prepayment fees, unused fees, and contingent features. The estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing and collectability of exit fees, the probability and timing of prepayments, and the probability of contingent features occurring. We have not assumed any prepayment penalties or early payoffs in our YTM calculations. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions. For floating rate loans, future Prime Rates are assumed to be equal to the Prime Rate applicable to the current interest payment period. Weighted average YTM of loans is gross of expenses, excludes cash holdings, and is calculated using the values of the Silver Spike investments as of 9/30/23 and the values of the CALP Loan Portfolio investments as of 1/1/24. The weighted average YTM of loans would be lower if the calculation reflected expenses and cash holdings.

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©2024 All Rights Reserved
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Pro Forma Portfolio

GREATER BREADTH, DIVERSITY, AND SIZE

	Silver Spike (Current)	CALP Loan Portfolio	Silver Spike (Pro Forma)
NET ASSET VALUE (INCL. CASH)	$83mm[1]	$130mm	**$213mm[1]**
INVESTMENTS AT FAIR VALUE	$57mm	$130mm	**$187mm**
NUMBER OF INVESTMENTS	6	24	**28**
NUMBER OF PORTFOLIO COMPANIES	6	23	**27**
GROSS WEIGHTED AVERAGE YTM OF INVESTMENTS[2]	18.2%	19.5%	**19.1%**
FLOATING RATE LOANS	86%	73%	**77%**
WEIGHTED AVG TENOR	2.5 years	1.9 years	**2.1 years**
NON-ACCRUALS AT COST (%)	0%	0%	**0%**
AVERAGE POSITION SIZE[3]	17%	4%	**3%**

Sector Diversification[3]



Cannabis
Consumer Discretionary
Financials
Healthcare
Industrials
Information Technology
Real Estate
100%
59%
15%
8%
6%
7%
2%
3%
71%
11%
6%
4%
5%
1%
2%

Silver Spike (Current) data as of 9/30/23. CALP Loan Portfolio data as of 1/1/24. Silver Spike (Pro Forma) data are pro forma estimates based on Silver Spike data as of 9/30/23 and CALP Loan Portfolio data as of 1/1/24.

1. Net of estimated expenses related to the Loan Portfolio Acquisition.
2. Estimated Yield to Maturity ("YTM") includes a variety of fees and features that affect the total yield, which may include, but are not limited to, original issue discount ("OID"), exit fees, prepayment fees, unused fees, and contingent features. The estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing and collectability of exit fees, the probability and timing of prepayments, and the probability of contingent features occurring. We have not assumed any prepayment penalties or early payoffs in our YTM calculations. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions. For floating rate loans, future Prime Rates are assumed to be equal to the Prime Rate applicable to the current interest payment period. Weighted average YTM of loans is gross of expenses, excludes cash holdings, and is calculated using the values of the Silver Spike investments as of 9/30/23 and the values of the CALP Loan Portfolio investments as of 1/1/24. The weighted average YTM of loans would be lower if the calculation reflected expenses and cash holdings.
3. Calculated as a percentage of the net assets of Silver Spike's investment portfolio (excluding cash and cash equivalents). Sectors follow GICS Sector categorizations.

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12 SILVER SPIKE INVESTMENT CORP. ©2024 All Rights Reserved Anticipated Positive Impact to Net Investment Income T HE LOAN PORTFOLIO ACQUISITION IS EXPECTED TO BE ACCRETIVE TO S ILVER S PIKE ’ S NII Potential future accretion achievable with the implementation of leverage Additional scale anticipated to lower the ratio of operating expenses excluding management fees over the net assets of the Company Larger portfolio size D RIVERS OF E XPECTED NII A CCRETION

13 SILVER SPIKE CAPITAL ©2023 All Rights Reserved Appendix

Pro Forma Portfolio Assuming the CALP Loan Portfolio Included the Additional CALP Loans as of 1/1/24

	Silver Spike (Current)	CALP Loan Portfolio	Silver Spike (Pro Forma)
Net Asset Value (incl. Cash)	$83mm[1]	$173mm	**$255mm[1]**
Investments at Fair Value	$57mm	$173mm	**$230mm**
Number of Investments	6	25	**29**
Number of Portfolio Companies	6	24	**28**
Gross Weighted Average YTM of Investments[2]	18.2%	19.1%	**18.9%**
Floating Rate Loans	86%	80%	**82%**
Weighted Avg Tenor	2.5 years	2.1 years	**2.2 years**
Non-Accruals at Cost (%)	0%	0%	**0%**
Average Position Size[3]	17%	4%	**3%**

Sector Diversification[3]



Cannabis
Consumer Discretionary
Financials
Healthcare
Industrials
Information Technology
Real Estate
100%
66%
12%
6%
5%
5%
4%
2%
74%
9%
5%
4%
3%
3%
1%

Silver Spike (Current) data as of 9/30/23. CALP Loan Portfolio data as of 1/1/24, assuming the CALP Loan Portfolio included the Additional CALP Loans as of 1/1/24. Silver Spike (Pro Forma) data are pro forma estimates based on Silver Spike data as of 9/30/23 and CALP Loan Portfolio data as of 1/1/24, assuming the CALP Loan Portfolio included the Additional CALP Loans as of 1/1/24.

1. Net of estimated expenses related to the Loan Portfolio Acquisition.
2. Estimated Yield to Maturity ("YTM") includes a variety of fees and features that affect the total yield, which may include, but are not limited to, original issue discount ("OID"), exit fees, prepayment fees, unused fees, and contingent features. The estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing and collectability of exit fees, the probability and timing of prepayments, and the probability of contingent features occurring. We have not assumed any prepayment penalties or early payoffs in our YTM calculations. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions. For floating rate loans, future Prime Rates are assumed to be equal to the Prime Rate applicable to the current interest payment period. Weighted average YTM of loans is gross of expenses, excludes cash holdings, and is calculated using the values of the Silver Spike investments as of 9/30/23 and the values of the CALP Loan Portfolio investments as of 1/1/24, assuming the CALP Loan Portfolio included the Additional CALP Loans as of 1/1/24. The weighted average YTM of loans would be lower if the calculation reflected expenses and cash holdings.
3. Calculated as a percentage of the net assets of Silver Spike's investment portfolio (excluding cash and cash equivalents). Sectors follow GICS Sector categorizations.

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